                                                       Exhibit 25



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               __________________

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               __________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)  ___
                               __________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                   48 WALL STREET, NEW YORK, NEW YORK  10286

              (Address of principal executive offices)  (Zip Code)
                              ___________________

                              THE BANK OF NEW YORK
                            10161 CENTURION PARKWAY
                           TOWERMARC PLAZA, 2ND FLOOR
                          JACKSONVILLE, FLORIDA  32256
                           ATTN:  MS. SANDRA CARREKER
                                 (904) 998-4716
           (Name, address and telephone number of agent for service)
                              ____________________

                            GTE FLORIDA INCORPORATED
              (Exact name of obligor as specified in its charter)

       FLORIDA                                        59-0397520
       State or other jurisdiction of                (IRS employer
       incorporation or organization              identification no.)

                     600 HIDDEN RIDGE, IRVING, TEXAS 75038
                                 (972) 718-5600
         (Address and telephone number of principal executive offices)
                              ____________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

1.     General Information.
       -------------------

       Furnish the following information as to the trustee--

          Name and address of each examining or supervising
          Authority to which it is subject.

          SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
          2 RECTOR STREET
          NEW YORK, N.Y.  10006, AND ALBANY, N.Y.  12203

          FEDERAL RESERVE BANK OF NEW YORK
          33 LIBERTY PLAZA
          NEW YORK, N.Y.  10045

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.  20429

          NEW YORK CLEARING HOUSE ASSOCIATION
          NEW YORK, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          YES.


2.   Affiliations with Obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.  (SEE NOTE ON PAGE 4.)


16.  List of Exhibits.
     -----------------

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 19th day of December, 1997.


                                    THE BANK OF NEW YORK


                                    By:       TAMMY STEGALL
                                         _____________________________
                                              Tammy Stegall, Agent

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of GTE Florida Incorporated Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                    THE BANK OF NEW YORK


                                    By:       TAMMY STEGALL
                                         _____________________________
                                              Tammy Stegall, Agent

                              EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y.  10286

          And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                       Dollar Amounts
                                        in Thousands
ASSETS

Cash and balances due from
 depository institutions:
 Noninterest-bearing balances
  and currency and coin                                   $ 3,650,068
 Interest-bearing balances                                    738,260
 Securities:
 Held-to-maturity securities                                  784,969
 Available-for-sale securities                              2,033,407
Federal funds sold and securities
 purchased under agreements to resell
 in domestic offices of the bank:
 Federal funds sold                                         3,699,232
 Securities purchased under
  agreements to resell                                         20,000
Loans and lease financing receivables:
 Loans and leases,
  net of unearned income                      27,521,958
 LESS: Allowance for loan and
  lease losses                                   586,658
 LESS: Allocated transfer
  risk reserve                                       429
 Loans and leases, net of unearned
  income and allowance and reserve                         27,521,958

Assets held in trading accounts                                 678,844
Premises and fixed assets (including
 capitalized leases)                                            608,217
Other real estate owned                                          50,599
Investments in unconsolidated
 subsidiaries and associated
 companies                                                      235,670
Customers' liability to this bank
 on acceptances outstanding                                     904,948
Intangible assets                                               450,230
Other assets                                                  1,299,464
                                                            -----------
Total assets                                                $42,675,866
                                                            ===========


LIABILITIES

Deposits:
 In domestic offices                                        $19,223,050
 Noninterest-bearing                       7,675,758
 Interest-bearing                         11,547,292
 In foreign offices, Edge and
  Agreement subsidiaries, and IBFs                           11,527,685
 Noninterest-bearing                          48,502
 Interest-bearing                         11,479,183
Federal funds purchased and securities
 sold under agreements to repurchase
 in domestic offices of the bank and
 of its Edge and Agreement
 subsidiaries, and in IBFs:
 Federal funds purchased                                      1,498,351
 Securities sold under agreements
  to repurchase                                                 126,974
Demand notes issued to the
 U.S. Treasury                                                  231,865
Trading liabilities                                             479,390
Other borrowed money:
 With original maturity of one year
  or less                                                     2,521,578
 With original maturity of more
  than one year                                                  20,780

Bank's liability on acceptances
  executed and outstanding                   905,850
Subordinated notes and debentures          1,020,400
Other liabilities                          1,543,657
                                         -----------
Total liabilities                         39,099,580
                                         ===========


EQUITY CAPITAL

Common stock                                 942,284
Surplus                                      525,666
Undivided profits and capital
 reserves                                  2,124,231
Net unrealized holding gains (losses)
 on available-for-sale securities             (8,063)
Cumulative foreign currency
 translation adjustments                      (7,832)
                                         -----------
Total equity capital                       3,576,286
                                         -----------
Total liabilities and equity capital     $42,675,866
                                         ===========

          I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                 Robert E. Keilman


          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


      J. Carter Bacot   )
      Thomas A. Renyi   )  Directors
      Alan R. Griffith  )